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                                                                   EXHIBIT 23(c)


                      CONSENT OF INDEPENDENT ACCOUNTANTS

                    CONSENT OF JOSEPH DECOSIMO AND COMPANY




To the Board of Directors
Security Bancorp, Inc.

We consent to the inclusion in this registration statement on Form S-4 of our report dated January 19, 1995, on our audit of the financial statements of Security Bancorp, Inc. We also consent to the reference to our firm under the caption "Experts."









                                               JOSEPH DECOSIMO AND COMPANY



Atlanta, Georgia
March 2, 1995

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